American International Life Assurance
Company of New York
One Alico Plaza
P.O. Box 667
Wilmington, DE 19899-0667
302-594-2952

September 9, 1997


Securities and Exchange Commission
Division of Investment Management
Insurance Products-Branch #20
450 Fifth Street, N.W.
Washington, DC 20549


Attention:      Filing Desk
                      Room 1004
                      Document Control

Re:                American International Life Assurance
                      Company of New York
                      Variable Account B
                      File No. 33-90686


Gentlemen:

Pursuant to Rule 30b2-1 of the Investment Company Act of 1940, we submit electronically a copy of the letter that was sent to our variable life policyholders for Variable Account B. (See Exhibit 1) The letter dated August 1997 was mailed September 2, 1997 and enclosed the Semi-Annual Reports of the underlying funds.

In addition, this filing incorporates by reference the electronic filing of the following Semi-Annual Reports: (1) the Alliance Variable Product Series Fund Inc., CIK 00008255316, File No. 811-05398, made on August 27, 1997; (2) the Zero
Coupon 2000 Portfolio, Dreyfus Variable Investment Fund, CIK 0000813383, File No. 811-05125 , made on August 22, 1997; (3) the Dreyfus Stock Index Fund, CIK 00008468000, File No. 811-05719, made on August 28, 1997; (4) the Fidelity
Investments Variable Insurance Product Fund, CIK 0000356494, File No. 811-03329, made on August 21, 1997; (5) the Fidelity Investments Variable Insurance Product Fund II, CIK 0000831016, File No. 811-05511, made on August 21, 1997; (6) the
Hard Assets Portfolio and the Worldwide

Balanced Portfolio of Van Eck Investment Trust, CIK 0000811976, File No. 811, made on August 29, 1997; (7) the Short-Term Retirement Portfolio, Medium-Term Retirement Portfolio and the Long Term Retirement Portfolio of the Tomorrow Funds Retirement Trust, CIK 0000945766, File No. 811-07315, made on August 29, 1997.


Sincerely,


/s/ Kenneth D. Walma
Kenneth D. Walma
Associate Counsel